Exhibit 99.1

Eagle Pharmaceuticals June 2019 © 2019 Eagle Pharmaceuticals, Inc. All rights reserved

Forward Looking Statements This presentation contains forward-looking information within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, and other securities laws. Forward-looking statements are statements that are not historical facts. Words such as “will,” “underway,” “allow,” “expect(ed),” “pursuing,” “may,” “would,” “addressing,” “creating,” “intends,” “anticipate(s),” “plan,” “partner,” “could,” “enables,” “potential(ly),” and similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to, statements regarding future events such as: the continued commercial performance of our marketed products, including but not limited to Bendeka, which is marketed by our partner Teva, Ryanodex, which we market ourselves, as well as our ability to replicate our marketing successes for our other product candidates such as Ryanodex for Exertional Heat Stroke (EHS) or other additional indications, our pemetrexed candidate, or our fulvestrant candidate, either through joint or direct marketing efforts; Eagle’s ability to advance Ryanodex in the treatment of Acute Radiation Syndrome (ARS); Eagle’s plans to continue to evaluate the data and conduct further research with respect to Ryanodex in the treatment of ARS; successful compliance with FDA and other governmental regulations applicable to our products and businesses; the label expansions of Ryanodex for EHS patients and for the treatment of neurological impact and nerve agent exposure; our ability to protect the longevity of the bendamustine franchise; the strength of our cash position and the ability to optimize the deployment of capital and take advantage of market opportunities; the continued year over year growth of our revenue, EBITDA, adjusted non-GAAP earnings per share and profit margins; the continued growth of the global biologics market and our ability to use Arsia Therapeutics (now Eagle Biologics) to enter into the biologics market and to effectively carry out our strategy in this new market; the contribution of the Ryanodex portfolio to our growth; the timing of Ryanodex for EHS obtaining FDA approval, if ever, and entering the market; the advancement of any of our other product candidates including, but not limited to, fulvestrant and pemetrexed, through the development process including FDA approval and the ability of any such products to have commercial success and to access significant new markets; the Company’s plans to finance and consummate the stock repurchase program, including the accelerated share repurchase (ASR); and the anticipated outcome of the stock repurchase program, including the ASR. All of such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond our control, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. Such risks include, but are not limited to: whether the FDA will ultimately approve Ryanodex for the treatment of EHS and neurological impact of nerve agent exposure; whether we can continue to make progress with the development of fulvestrant, whether our bendamustine product offering will achieve the anticipated market share; fluctuations in the trading column and market price of shares of our common stock; difficulties or delays in manufacturing; the availability and pricing of third party sourced products and materials; the outcome of litigation involving any of our products or product candidates or that may have an impact on any of our products or product candidates, successful compliance with FDA and other governmental regulations applicable to product approvals, manufacturing facilities, products and/or businesses; the strength and enforceability of our intellectual property rights or the rights of third parties; competition from other pharmaceutical and biotechnology companies; the timing of product launches; the successful marketing of our products; the risks inherent in the early stages of drug development and in conducting pre-clinical studies and clinical trials; the possibility that the study results with respect to Ryanodex may be inaccurate or incomplete; management’s determination of alternative needs and uses of our cash resources; the impact of general economic, industry, or political conditions in the United States or internationally; the performance of financial markets, the fluctuation of interest rates; and other factors that are discussed in our Annual Report on Form 10-K for the year ended December 31, 2018, our Quarterly Reports on Form 10-Q, and our other filings with the U.S. Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof, and we do not undertake any obligation to revise and disseminate forward-looking statements to reflect events or circumstances after the date hereof, or to reflect the occurrence of or non-occurrence of any events.

Non-GAAP Financial Performance Measures In addition to financial information prepared in accordance with U.S. GAAP, this presentation also contains adjusted non-GAAP net income, adjusted non-GAAP earnings per share and adjusted non-GAAP EBITDA attributable to the Company. The Company believes these measures provide investors and management with supplemental information relating to operating performance and trends that facilitate comparisons between periods and with respect to projected information. Adjusted non-GAAP net income excludes share-based compensation expense, depreciation, amortization of acquired intangible assets, changes in fair value of contingent consideration, gain on sale of asset, debt issuance costs, severance, expense of acquired in-process research and development, asset impairment charge, legal settlement, non-cash interest expense and tax adjustments. The Company believes these non-GAAP financial measures help indicate underlying trends in the Company’s business and are important in comparing current results with prior period results and understanding projected operating performance. Non-GAAP financial measures provide the Company and its investors with an indication of the Company’s baseline performance before items that are considered by the Company not to be reflective of the Company’s ongoing results. See the following Reconciliation of GAAP to Adjusted Non-GAAP Net Income and Adjusted Non-GAAP Earnings per Share and Reconciliation of GAAP to Adjusted Non-GAAP EBITDA for explanations of the amounts excluded and included to arrive at adjusted non-GAAP net income and adjusted non-GAAP earnings per share amounts for the twelve months ended December 31, 2018, 2017, 2016 and 2015, and adjusted non-GAAP EBITDA amounts, for the twelve months ended March 31, 2019 and December 31, 2018, 2017, 2016 and 2015, respectively. These adjusted measures are non-GAAP and should be considered in addition to, but not as a substitute for, the information prepared in accordance with U.S. GAAP. The Company strongly encourages investors to review its consolidated financial statements and publicly-filed reports in their entirety and cautions investors that the non-GAAP measures used by the Company may differ from similar measures used by other companies, even when similar terms are used to identify such measures.

Significant Growth Since IPO #16 on Fortune’s 100 List of Fastest-Growing Companies with #1 ranking for both 3-year EPS and revenue growth

Strong EBITDA Margin 10% 34% 41% 33% 2015 2016 2017 2018

Recent Developments FDA rules in Eagle’s favor on ODE scope for BENDEKA® Licensing agreement expanded for BENDEKA Royalty increases from 25% to 30% on 10/1/19, and then increases by 1 percentage point on each anniversary thereafter until it reaches 32% Term of agreement extended from 2025 until product no longer sold Unique J-code issued for BELRAPZO™ effective July 1, 2019 Completed RYANODEX® nerve agent study with U.S. Military Positive topline results; achieved statistical significance and met primary endpoint Eagle believes study supports neuroprotective effects of RYANODEX

Strong Near-term Pipeline 7 BENDEKA BELRAPZO RYANODEX for Malignant Hyperthermia (MH) RYANODEX for Nerve Agent (NA) exposure PEMFEXY™ Vasopressin Fulvestrant EA-111 RYANODEX for EHS Expect further clarity following upcoming FDA meeting RYANODEX for Acute Radiation Syndrome (ARS)

RYANODEX: Multiple Label Expansion Opportunities

Creating additional value by addressing life-threatening, unmet needs
Eight U.S. patents issued to date, expiring between 2022 to 2025

Marketed	Potential Label Expansion

Malignant Hyperthermia

- Breakthrough formulation of dantrolene sodium
- Approved July 2014
- Launched August 2014


RYANODEX

Nerve Agent Exposure

- Treatment of brain damage secondary to nerve agent (NA) exposure as potential next indication
- Positive results demonstrated in initial study in 2017
- Robust statistically significant data from a study conducted in partnership with U.S. Army in 2019
  - Demonstrated the neuroprotective effects of RYANODEX in a well-established NA soman model

Acute Radiation Syndrome

- Treatment of individuals exposed to high doses of radiation (nuclear power plant leakage/nuclear weapons)
- Additional research ongoing to evaluate hematopoietic syndrome in certain cancer patients undergoing radiation therapy

Exertional Heat Stroke

- Completed enrollment of 2nd safety and efficacy clinical study
- Potential to be the first drug to market for EHS
  - EHS is a hyperthermic/hypermetabolic condition related to MH
- Orphan Drug Designation
- FDA meeting to discuss next steps June 2019

IM Formulation (NCE)

- IM version would allow for point-of-care administration

8

EAGLE PHARMACEUTICALS

What are Nerve Agents? Nerve agents (NA) are the most toxic of the known chemical warfare agents, synthesized in the 1930s; they are chemically similar to organophosphate pesticides and exert their biological effects by inhibiting certain enzymes These agents are clear, colorless, and tasteless substances that are miscible in water and most organic solvents Routes of human exposure include inhalation, skin/eye contact and ingestion Rapid treatment with atropine and pralidoxime decreases risk of mortality but does not ameliorate the risk of brain damage NA survivors may experience permanent neurologic damage and often death Acute exposure causes a cholinergic syndrome, including excess respiratory and oral secretions, diarrhea and vomiting, diaphoresis, convulsions, altered mental status, miosis, bradycardia, and generalized weakness that can progress to paralysis, respiratory arrest and death

RYANODEX: Treatment of Nerve Agent Exposure If approved, RYANODEX would be a first of its kind neuroprotective treatment for the amelioration of brain damage due to NA exposure Federal Agencies, including the Departments of Homeland Security and Health and Human Services, have issued multiple documents highlighting the risks of exposure to these extremely toxic chemical warfare agents Q4 2018: Entered into agreement with the United States Army Medical Research Institute of Chemical Defense (USAMRICD) to evaluate the neuroprotective effects of RYANODEX in a well-established NA model Q2 2019: Results of the study conducted by USAMRICD demonstrated statistically significant lower level of brain damage secondary to NA exposure in RYANODEX-treated animals, compared to controls (p value 0.04)

Nerve Agent Topline Study with U.S. Military Results Statistically significant neuroprotective effects of RYANODEX in critical cortical areas of the brain In six areas of the brain examined, RYANODEX-treated animals experienced a lower level of brain damage

RYANODEX for Acute Radiation Syndrome (ARS) Positive results of a proof-of-concept (POC) study in a Total-Body Radiation Animal Model Study objective: Evaluate efficacy of IV administration of RYANODEX to prevent or mitigate ARS in a total body irradiated C57BL/6 male mouse hematopoietic model Animals in each treatment group received a well-characterized, high-dose of radiation to their whole body and also received randomly-assigned RYANODEX in different treatment modalities RYANODEX treatment group had overall less mortality post-treatment than non-treated animals with ARS Further explore an investigational indication for RYANODEX for the treatment of hematopoietic syndrome in individuals exposed to high doses of radiation, such as nuclear power plant leakage or nuclear weapons Indication is likely to be developed under FDA’s “Animal Rule” Additional research ongoing to evaluate hematopoietic syndrome in certain cancer patients undergoing radiation therapy

RYANODEX for Exertional Heat Stroke P-value of 0.05 means that study results reported are 95% due to treatment effect rather than randomness Treatment effect observed after two distinct trials, regardless of sample size: p-value of 0.07 - 0.08 92%-93% chance that the positive efficacy results are attributed to the effect of RYANODEX and are not due to randomness Observed treatment effect is clinically meaningful Believe we further removed randomness by duplicating results of 2015 study with similar study results from 2018 Hajj study Mathematical separation between active and control group No drugs on the market to treat EHS Orphan Drug Designation Fast Track and Priority Review Confident RYANODEX works as anticipated; FDA meeting planned June 2019 6:1 odds ratio 6-fold higher likelihood that patient will have full CNS recovery using RYANODEX compared to standard of care cooling alone

EA-111 Development Developed new chemical entities (“NCE”) related to dantrolene Advancing IM-formulation NCE IM version would allow for easier and more rapid administration Enables point-of-care administration to patients in need Eliminates IV-infusion Anticipate 5-year NCE regulatory exclusivity post-FDA approval

Orphan Drug Exclusivity (ODE) Granted for BENDEKA June 2018 - U.S. District Court for the District of Columbia issued decision requiring FDA to grant seven years of ODE in the U.S. for BENDEKA February 20, 2019 - FDA issued decision favoring Eagle regarding scope of BENDEKA’s exclusivity Pursuant to that decision, no bendamustine product (including generic versions of TREANDA®) may launch in the United States until December 7, 2022, unless clinically superior to BENDEKA Prior to the decision, generic versions of TREANDA were poised to enter the market in November 2019 Generic TREANDA entry not expected until December 2022 Further protects longevity of BENDEKA franchise

Bendamustine Longevity Beyond 2025 Significant BENDEKA royalties and milestones earned 1/1/15-3/31/19: $135 mm in aggregate milestones earned 1/1/16-3/31/19: $395 mm in royalties earned Unique J-code for BENDEKA Bendeka royalty increases from 25% to 30% on 10/1/19, and then increases by 1 percentage point on each anniversary thereafter until it reaches 32% Extended U.S. licensing agreement until BENDEKA no longer sold (previous expiry 2025) Japan: double-digit royalty plus potential milestone payments Launched in 2018 for CLL and NHL Complementary to BENDEKA Internal salesforce Unique J-code for BELRAPZO, effective July 1, 2019 Target market share of up to 12% Enables us to provide value to a cost-conscious segment of the market Japan: double-digit royalty plus potential milestone payments 15 OB listed patents through 2033 FDA approved 2nd manufacturing site 2018 Most certitude since launch FDA ODE scope: TREANDA generics not expected before December 2022 BENDEKA Big Bag/BELRAPZO

Fifteen Orange Book Patents Running from 2026-2033 Protecting the longevity of the bendamustine franchise U.S. Patent No. Patent Expiration 8,609,707 1/28/2031 8,791,270* 1/12/2026 9,000,021 3/15/2033 9,034,908 3/15/2033 9,144,568 3/15/2033 9,265,831 1/28/2031 9,572,796 1/28/2031 9,572,797 1/28/2031 9,572,887 3/15/2033 9,579,384 3/15/2033 9,579,397 3/15/2033 9,579,398 3/15/2033 9,579,399 3/15/2033 10,010,533 1/28/2031 10,052,385 3/15/2033 *owned by Teva Pharmaceutical Industries Ltd.

Fulvestrant Opportunity Data released October 30, 2018 Trial did not meet PK endpoints Safety profile consistent with expectations We believe we can reformulate our product in a way that may result in a better drug than the current brand Met with the FDA regarding reformulation Next meeting with FDA June 2019

Pemetrexed Opportunity Multi-billion market opportunity (LTM Sales: $1.17B U.S., $0.97B Ex-U.S., $2.14B WW)1 Currently, Lilly’s Alimta® patent prevents current ANDA filers from launching until May 24, 2022 Four 505(b)(2) filers (DRL, Hospira, Actavis/Teva, Apotex) were all sued in Indiana DRL and Hospira lost at district court, both based on a certain claim construction different from the one issued in Eagle’s case; appellate decision expected Fall 2019 Actavis/Teva litigation stayed pending DRL/Hospira appeal Apotex’s litigation pending; trial scheduled January 2020 FDA granted tentative approval of Eagle’s pemetrexed RTD PEMFEXY™ Oct. 27, 2017 Lilly suit against Eagle remains pending in Delaware; Court ruled in Eagle’s favor on claim construction and as a result, Lilly dropped literal infringement claim Trial scheduled Sept. 9, 2019; 30-month stay expires February 2020 Eagle continues to evaluate all litigations and outcomes 1 Alimta® (pemetrexed) (Eli Lilly & Co.). Source: Eli Lily & Company Quarterly Results; Statements of Consolidated Income – As Reported Q1 2019; https://investor.lilly.com/financial-information/quarterly-results

Eagle Biologics Market Opportunity Acquired Arsia Therapeutics in 2016 Enhances Eagle’s formulation capabilities and expands product development opportunities Extends Eagle’s strategy: plan to partner with key Biosimilar or Bioinnovator companies to alter their existing pipeline into “Biobetters” $45 million investment The global biologics market could exceed $400 billion in value by 20251 Growing at nearly 2X the rate of pharma2 By the end of 2020, biologics could account for 28% of the global pharmaceuticals market2 The global biosimilar market may reach $20 - $26 billion by 20203 References: 1. Evaluate Pharma, June 2019. 2. PRA Health Sciences Whitepaper. The Value of Biobetters. December 2015. 3. IMS Medicines Use and Spending in the U.S. – A Review of 2015 and Outlook to 2020. April 2015.

Financial Highlights LTM EBITDA $80.7 mm LTM Cash Flow from Operations, excluding A/R shifts $84.1 mm Cash $102.1 mm A/R $63.9 mm Share Repurchase Plan as of 5/17/19 $169 mm repurchased since August 2016, including $50 mm ASR executed 10/30/18 2.9 mm shares repurchased since August 2016 1.9 mm shares repurchased through OMR 1.0 mm shares repurchased through ASR $150 mm new authorization (including $50 mm ASR) approved by the Board October 2018 $85 mm remaining 13.7 mm basic shares outstanding at 5/17/19 $150 mm credit facility August 2017 $100 mm term loan ($42.5 mm outstanding at 3/31/19) $50 mm revolver As of 3/31/19

Thank you June 2019

APPENDIX

Reconciliation of GAAP to Adjusted Non-GAAP Net Income Explanation of Adjustments: Amortization of intangible assets for Ryanodex and Docetaxel Amortization of intangible assets for Eagle Biologics Gain on divestiture of diclofenac-misoprostol Changes in the fair value of contingent consideration (Docetaxel and Eagle Biologics) Reflects the estimated tax effect of the pretax adjustments, $3.4 million of tax expense from U.S. tax reform which is reflected in 2017 and the reversal of a tax valuation allowance in 2016 2018 2017 2016 2015 Net income - GAAP 31,903 $ 51,943 $ 81,453 $ 2,571 $ Adjustments: Cost of product revenues: Amortization of acquired intangible assets (1) 895 1,194 746 - Research and development: Share-based compensation expense 4,014 3,942 2,914 1,271 Depreciation 470 74 - - Expense of acquired in-process research & development 1,700 1,000 - - Severance 466 - - - Selling, general and administrative: Share-based compensation expense 15,068 11,487 6,853 2,780 Amortization of acquired intangible assets (2) 1,620 1,620 203 - Depreciation 685 858 640 112 Debt issuance costs - 286 - - Severance - 268 - - Other: Gain on sale of asset (3) - - (1,750) - Non-cash interest expense 376 238 8 - Change in fair value of contingent consideration (4) (763) (7,378) 957 - Asset impairment charge 2,704 7,235 - - Restructuring charge 7,911 - - - Legal settlement - 1,650 - - Tax effect of the non-GAAP adjustments (5) (7,894) (5,368) (46,103) - Adjusted non-GAAP net income 59,155 $ 69,049 $ 45,921 $ 6,734 $ Adjusted non-GAAP earnings per share Basic 4.01 $ 4.57 $ 2.96 $ 0.44 $ Diluted 3.87 $ 4.34 $ 2.79 $ 0.41 $ Weighted number of common shares outstanding: Basic 14,768,625 15,102,890 15,533,681 15,250,154 Diluted 15,278,651 15,908,211 16,434,104 16,253,781 Twelve Months Ended December 31,

Reconciliation of GAAP to Adjusted Non-GAAP EBITDA Twelve Months Ended March 31, Twelve Months Ended December 31, 2019 2018 2017 2016 2015 Net income - GAAP $ 38,260 $ 31,903 $ 51,943 $ 81,453 $ 2,571 Add back: Interest expense (income), net 2,123 2,579 1,045 (76) (14) Income tax provision 6,098 2,135 21,002 (28,026) 3 Depreciation and amortization 3,530 3,670 3,746 1,589 112 Stock-based compensation 19,559 19,082 15,429 9,768 4,051 Change in fair value of contingent consideration (790) (763) (7,378) 957 - Debt issuance costs - - 286 - - Asset impairment charge 2,704 2,704 7,235 - - Gain on sale of asset - - - (1,750) - Expense of acquired in-process research & development 1,100 1,700 1,000 - - Severance 211 466 268 - - Restructuring charge 7,911 7,911 - - - Legal settlement - 1,650 Adjusted Non-GAAP EBITDA $ 80,706 $ 71,387 $ 96,226 $ 63,915 $ 6,723